SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 28, 2009

                             Timberland Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

       Washington                    0-23333                   91-1863696
---------------------------        -----------                ------------
State or other jurisdiction        Commission               (I.R.S. Employer
Of incorporation                   File Number            Identification No.)


624 Simpson Avenue, Hoquiam, Washington                        98550
---------------------------------------                       -------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number (including area code) (360) 533-4747



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition
--------------------------------------------------------

     On July 28, 2009, Timberland Bancorp, Inc. issued its earnings release and dividend announcement for the quarter ended June 30, 2009. A copy of the earnings release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

     (c)    Exhibits

     99.1   Press Release of Timberland Bancorp, Inc. dated July 28, 2009

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   TIMBERLAND BANCORP, INC.


DATE:  July 28, 2009               By: /s/ Dean J. Brydon
                                       ---------------------------
                                       Dean J. Brydon
                                       Chief Financial Officer

                                   Exhibit 99.1